HARBORCOVE FUND I, LP
FACTORING AND SECURITY AGREEMENT

Date:	June 10, 2011

From:	Harborcove Fund I, LP
183 Madison Avenue, Suite 1718
New York, New York 10016

To:	Grove Power, Inc.
1900 NW 84th Ave.
Doral, FL 33126

Ladies and Gentlemen:

Harborcove Fund I, LP (“Harborcove”, “we” or “us” herein) hereby confirms the terms and conditions that are to govern our exclusive factoring arrangement with Grove Power, Inc. (“Client” or “you” herein) through this Factoring and Security Agreement (“Agreement” herein). Once signed by all parties, this Agreement shall be deemed effective as of the date set forth above.

1.           SALE OF ACCOUNTS

You hereby sell, transfer and assign to us, and we agree to purchase as absolute owner, certain accounts, obligations and rights to payment owing to you by your customers, as approved by us in writing in our sole discretion, arising from or related to your sales of goods or inventory or rendition of services, including those accounts, obligations and rights of payment arising from sales made or services rendered under any trade names, through any divisions and through any selling agent. You shall have no obligation to sell all of your Accounts (as defined below) to us, but (a) if we agree to purchase any Account owed to you by a specific Account Debtor you must sell to us all of your Accounts from such Account Debtor (it being understood and agreed, however, that we shall have no obligation to assume the Credit Risk (as defined below) with respect to any such Accounts and you shall not incur any fees associated with such Accounts if we do not provide any Advances), and (b) you may not sell or grant a security interest in any of your Accounts to any other person or entity without our prior written consent. You acknowledge and agree that (i) we may retain other entities to service the Accounts, (ii) we may sell, assign, transfer and/or re-factor the Factored Accounts (as defined below) with a financial institution satisfactory to us or purchase insurance against credit losses on the Factored Accounts from a credit insurance company satisfactory to us (any such financial institution or insurance company herein called a “Credit Support Provider”); (iii) we may assign any or all of our rights under this Agreement or with respect to any of the Accounts to any entity that services the Accounts, any issuer of credit insurance or any entity to which we sell, assign, transfer and/or re-factor Accounts; and (iv) we may sell participations in this Agreement, or in any of your obligations to us hereunder, to any person or entity. For purposes of this Agreement, (w) the term “Account” shall mean any account, obligation or right to payment owed to you by any of your customers, arising from the sale of goods or inventory or the rendition of services, and any other Account, as such term is defined in the Uniform Commercial Code as adopted and from time to time in effect in the State of New York, (x) the term “Account Debtor” shall mean any customer of yours that is an account debtor on an Account, (y) the term “Factored Account” shall mean any Account you offer to sell to us hereunder and we approve in writing in our sole discretion, and (z) the term “Factored Account Debtor” shall mean any Account Debtor on a Factored Account.

2.           CREDIT APPROVAL

We may, in our sole and absolute discretion, approve in writing all or a portion of your customers’ orders either by approving all or a portion of a proposed purchase order submitted by you or by establishing a credit line limited to a specific amount for a specific Account Debtor (collectively, “Credit Approve” or “Credit Approval”, as appropriate in the context in which it is used). You will request such Credit Approval from our Credit Department via computer or otherwise in accordance with our procedures.

We have the right to withdraw our Credit Approval or withdraw or adjust a credit line at any time before delivery of goods or rendition of services. You shall execute and deliver to us within 30 days after delivery of goods or rendition of services, a written or electronic assignment of all Accounts sold or assigned to us hereunder, with a schedule of all such Accounts, in form satisfactory to us, together, with copies of each Account Debtor’s invoices or the equivalent and, upon our request, conclusive evidence of delivery for all goods sold and all other information or documents we may reasonably require.  If you fail to provide the aforesaid documents within 30 days after delivery of goods or rendition of services, we may withdraw our Credit Approval with respect to such Accounts.

If you make any sale of goods or render any services, whether for cash or on credit, (a) to any Account Debtor with respect to which we have established a credit line, when such Account Debtor is in excess of sixty (60) days past due on any Factored Account, (b) to any Account Debtor (whether or not we have established a credit line for it) after the date on which we have notified you that we are no longer willing to accept the credit risk on Accounts due from such Account Debtor, or (c) to any Account Debtor that causes the Factored Accounts due from such Account Debtor to exceed the Maximum Account Debtor Concentration specified in the Term Sheet, our Credit Approval on all outstanding Factored Accounts from such Account Debtor may be withdrawn, and all existing Approved Factored Accounts from such Account Debtor shall become Client Risk Accounts (as defined below) and shall be charged back to you.

If the Account Debtor on any Account with respect to which we have given our written Credit Approval (whether by establishment of a credit line or otherwise) as provided herein (any such Account referred to as an “Approved Factored Account” herein) fails to pay such Approved Factored Account in full when due at its longest due date after receiving and accepting delivery of the Goods or performance of the services, solely because of its financial inability to pay (“Credit Risk” herein), we shall credit to your account with us immediately upon receipt all payments we receive in respect of such Account from the Credit Support Provider thereon. Approved Factored Accounts that are not paid prior to the applicable Charge-Back Date specified in the Term Sheet shall be charged back to you on such Charge-Back Date, unless they remain unpaid solely because of the Account Debtor’s financial inability to pay. We shall not bear or assume the risk of loss and shall have full recourse against you with respect to (a) the excess, if any, of (i) the gross amount of any Approved Factored Account over (ii) the amount we actually receive in respect of such Account from the Credit Support Provider thereon and (b) any Account purchased by us that (i) is not an Approved Factored Account at the time of our purchase or ceases to be an Approved Factored Account at any time after our purchase, (ii) arose from an order which did not receive our Credit Approval or with respect to which such Credit Approval is withdrawn, (iii) is not paid when due for any reason other than the Account Debtor's financial inability to pay, (iv) arose from an order in which the Account was not assigned by you to us within thirty (30) calendar days after the shipment date; (v) is owing by an Account Debtor to whom you make any sale of goods or render any services, whether for cash or on credit, after the date on which we notify you that we are no longer willing to Credit Approve sales or services to such Account Debtor (any such Account herein called a “Client Risk Account”). Further, Credit Approvals shall be effective only if the shipment is made or services rendered within thirty (30) days from the completion date specified in the approved order, or within thirty (30) days from the date of approval if no completion date is specified.

Once we issue a Credit Approval with respect to an Account or an Account Debtor, you may not, without our prior written consent, change the amount, terms, shipping or delivery dates with respect to any shipment of goods or rendition of services, or any invoice relating thereto, or grant any other indulgence with respect thereto (other than accepting returns and granting allowances as provided herein). We may withdraw Credit Approval of any shipment of goods or rendition of services at any time before, but not after, delivery is made.

You shall promptly report to us, in writing, all disputes and claims made by any Account Debtor of which you become aware, the refusal of any services, and the rejection or return of or offer to return any goods to you that you become aware of, and you shall promptly and diligently prosecute, defend or settle all such claims and disputes at your expense.

All invoices you provide to us for purchase hereunder shall be marked payable to us or our assignee in a manner satisfactory to us, and such marking of such invoices, regardless of by whom done, and/or the delivery thereof to us shall constitute an assignment thereof to us whether or not you execute any specific instrument of assignment. All remittances, checks, bills and proceeds of sales shall be our property and you agree to confirm our title thereto by the execution from time to time of whatever evidence of title we may reasonably require, and you further authorize us to endorse your name on any and all checks or other forms of remittances received by us in payment of Accounts whenever we deem such endorsement necessary to effect collection thereof. We shall have the right to deposit any checks or other remittances received regardless of notations or conditions placed thereon by any Account Debtor or deductions reflected thereby, but we shall promptly provide you with a copy of the payment with notations or deductions taken. If any remittances are made directly to you, you shall hold the same in trust for our benefit and as our property and will immediately deliver to us the identical checks, documents, instruments or monies received in the same form as received by you. If you fail to deliver any remittance to us within two (2) business days after you receive it, we shall be entitled to charge you the Misdirected Payment Fee specified in Schedule A hereto (the “Term Sheet”) to compensate us for the additional administrative expenses that we both acknowledge are likely to be incurred as a result of your failure to do so. We may employ, and you consent to our use of, a lockbox account for the deposit of remittances received in payment of Accounts.

We shall have no liability whatsoever to you or to any person or firm for not Credit Approving, or for withholding or withdrawing Credit Approval of, any order. In the event that we decline to Credit Approve an order and, in connection therewith, furnish any information to you regarding the credit standing of the customer in explanation of our decision, such information shall be privileged and confidential and shall not be given by you to your customer or any third party; however, you may advise such party that any questions relating thereto may be directed to us.

3.           INVOICING

Each of your invoices with respect to the Factored Accounts shall bear a notice (in form and content approved by us) that the Account represented thereby has been sold, assigned and transferred to us or our assignee, and is owned by and payable only to us or our assignee. All such invoices shall be mailed or sent electronically by you to the Account Debtors at your expense. You shall provide us with copies of all such invoices and with such confirmation of the transfer of the applicable Accounts to us or our assignee and such proof of order, shipment or delivery as we may reasonably require. Your printed name or rubber stamp signature on invoices and confirmatory assignment schedules shall have the same legal effect as a manual signature by one of your authorized officers or agents.

In addition to the foregoing, at any time and from time to time upon our request, in our sole and absolute discretion, we may require that any or all of your invoices with respect to Accounts that are not Factored Accounts (such Accounts herein called “Pledged Accounts”) shall bear a notice (in form and substance approved by us) that the Pledged Account represented thereby has been assigned to us or our assignee as collateral, and must be paid only to us or our assignee. All such invoices shall be mailed by you to the Account Debtors at your expense. You shall provide us with copies of all such invoices and with such confirmations, aging reports with respect to such Pledged Accounts, contact information for the Account Debtors with respect to such Pledged Accounts, and proof of order, shipment or delivery as we may require. Your printed name or rubber stamp signature on such invoices and confirmatory schedules of such Pledged Accounts shall have the same legal effect as a manual signature by one of your authorized officers or agents.  We may also, in our discretion, contact any of the Account Debtors on the Pledged Accounts to advise them to make direct payment on those Accounts to us or our assignee. So long as no Event of Default (as hereafter defined) exists and we are satisfied with the amount of the reserves available to us, we will forward to you, within two (2) business days of our receipt thereof, all checks or other forms of remittances received by us in payment of any such Pledged Accounts in the same form as we receive them.  In the event that any such payment that we have forwarded to you is sought to be recovered by the payor or a representative thereof (including a trustee in bankruptcy or assignee for the benefit of creditors) on the grounds of preference or any other reason, you shall indemnify us against and hold us harmless from any loss or expense arising out of the assertion of such claim.  This indemnification shall survive any termination of this Agreement.  Upon the occurrence and during the continuance of an Event of Default, we shall have the right to collect all such checks or other forms of remittances, and you authorize us to endorse your name on any and all checks or other forms of remittances received by us in payment of Pledged Accounts whenever we deem such endorsement necessary to effect collection thereof. We shall have the right to deposit any such checks or other remittances received regardless of notations or conditions placed thereon by any Account Debtor or deductions reflected thereby, but we shall promptly provide you with a copy of the payment with notations or deductions taken. The net cash proceeds of such collection shall be applied in accordance with Section 13 hereof.

4.           REPRESENTATIONS, WARRANTIES AND COVENANTS

You hereby represent, warrant and covenant all of the following: (a) that each Account is based on an actual and bona fide sale and delivery of goods or rendition of services to Account Debtors, made by you in the ordinary course of business; (b) that the goods and inventory being sold to Account Debtors are owned solely by you and the Accounts created are owned solely by you, are not and shall not be subject to any lien, consignment, “sale or return” or "pack, bill and hold" arrangement, encumbrance, security interest or financing statement whatsoever, other than in your or our favor unless we have specifically consented thereto; (c) that the Account Debtors have accepted the goods or services; (d) that the Account Debtors owe and are obligated to pay the full amounts stated in the invoices according to their terms, without dispute, offset, deduction, defense or counterclaim; (e) that none of the Accounts represent sales to consumers of goods to be used for personal, family or household purposes; (f) that all amounts are due in United States Dollars and that any taxes or fees relating to Accounts or goods are solely your responsibility; (g) that none of the Accounts factored with us hereunder represent sales to any subsidiary, or parent of yours, any company that controls you, is controlled by you or is under common control with you, or any company with which you share executive officers or directors (any of the foregoing herein called an “Affiliated Company”); (h) that you have absolute and indefeasible ownership in, and title to, the Accounts, with full right to assign, transfer and sell them to us, free and clear of all liens and encumbrances; (i) that you will not create or suffer to exist any lien, other than as permitted by us, upon any of the Collateral; (j) that you will not sell, transfer or assign any of your Accounts to any person or entity other than us; (k) that you will cause any person or entity (including without limitation any prior factor) that receives any remittance on a Factored Account or a Pledged Account to deliver such remittance to us in the form received immediately, and in any event within 15 days, after receipt thereof, and that we may debit to your account the amount of any such remittance that is not delivered to us within such 15-day period, (l) that no Affiliated Company is engaged in a business that is substantially similar to yours, has sold goods or rendered services to any of your customers, or has any accounts or rights to payment due from, or any claims against, any of your customers, and (m) that no Affiliated Company is party to a factoring or account servicing arrangement with any person or entity other than us. You agree that you will not permit any Affiliated Company to be engaged in a business that is substantially similar to yours, sell goods, render services or issue invoices to any customer of yours, sell its accounts to any person or entity other than us, or engage any person or entity other than us to service its accounts, without our prior written consent in each case (the foregoing herein collectively called the “Affiliated Company Restrictions”).

You further represent and warrant that your legal name is exactly as set forth on the signature page of this Agreement, you are a duly organized and validly existing business organization incorporated, registered or otherwise formed in the state indicated on the Term Sheet, and you are qualified to do business in all states where required. You agree to maintain such books and records regarding your Accounts and the collection thereon as we may request, and you agree that they will reflect our interest in the Accounts and the proceeds thereof. These books and records will be available to us during reasonable business hours, and you agree to furnish us with such information concerning your business affairs and financial condition as we may reasonably request from time to time. You agree that you will promptly notify us of any change in your: name, state of incorporation or registration, location of your chief executive office, place(s) of business, and legal or business structure.

You shall furnish to us, and shall cause all corporate guarantors of the Obligations, if any, to furnish to us, the financial statements specified in the Term Sheet (the “Financial Statements”), all of which shall be in form and substance satisfactory to us, within the periods specified therein. If the Term Sheet indicates that the Financial Statements are to be compiled, reviewed or audited, then they shall be compiled reviewed or audited by an independent certified public accountant acceptable to us. In addition, you shall cause all individual guarantors of the Obligations, if any, to furnish to us their respective personal financial statements in form and substance acceptable to us within the periods specified in the Term Sheet.

5.           PURCHASE OF FACTORED ACCOUNTS

We shall purchase the Factored Accounts for the gross amount of the respective invoices, less factoring fees or commissions relating thereto, trade and cash discounts allowable to the Account Debtors thereon and credits and allowances (with respect to any Factored Account, the "Purchase Price”). The Purchase Price of each Factored Account, less (a) any reserves we may have established with respect to such Factored Account, (b) any sums advanced, remitted or otherwise paid to you or otherwise debited to your account, (c) any interest accrued on Advances we made against the Purchase Price for the Factored Accounts, and (d) other charges authorized hereunder, shall be payable to you two (2) business days after the day on which payment on the Factored Account is posted to your account.  Our purchase of the Factored Accounts shall be reflected on the Statements of Account which we shall render to you, and such statements shall also reflect all credits and discounts made available to the Account Debtors thereon (whether or not taken) and anticipation earned by such Account Debtors. Through our “on-line” system, we shall make available to you certain reports showing the accounting for sales, charges, advances and other transactions between us during that month (herein the "Reports"). The Reports made available to you will include, among other things, a Statement of Account reflecting transactions in a “Reserve Account”, which account shall be established on our books in your name. All financial transactions between us will be reflected in the Reports or in the Reserve Account. The Reports shall be deemed correct and binding upon you and shall constitute an account stated between us, unless we receive a written statement of your exceptions within thirty (30) days after the date the same are made available to you.

6.           ADVANCES

Prior to the date on which payment of the Purchase Price of any Factored Account we deem to be eligible is due hereunder, we may, in our sole and absolute discretion, at your request make an advance to you (an "Advance" herein) against the Purchase Price in an amount up to the percentage (the “Advance Rate”) specified in the Term Sheet of the net amount of such Factored Account, less any reserves we may have established against it; provided, however, that the aggregate principal amount of the Advances at any one time outstanding shall in no event exceed the Maximum Availability specified in the Term Sheet. In determining whether a Factored Account is eligible for Advances hereunder (which determination shall be made in our sole and absolute discretion) we may take into account the creditworthiness of the Account Debtor, payment terms, payment history, dilution, concentration, and such other factors and circumstances as we may deem appropriate in our sole and absolute discretion. We shall have the right to establish and maintain at any time and from time to time such reserves against Factored Accounts as we in our sole and absolute discretion may deem necessary. For any Advances made by us to you hereunder, you shall pay to us interest at the per annum rate set forth in the Term Sheet and computed in accordance with Paragraph 9 of this Agreement.  In making Advances to you, we shall be entitled to rely upon your continuing warranty and representation that no Advance will be requested if you contemplate filing any petition for relief under the Bankruptcy Code or any other insolvency law.

At our request, all, returned, reclaimed or repossessed merchandise, inventory or goods related to any Factored Accounts shall be set aside by you, marked with our name and held in trust for us as owner and assignee. If we so elect, you will deliver such goods to us or sell same for our account. We shall however have the right to sell or otherwise dispose of any such goods on terms acceptable to us without notice to you, or if notice is required by law, five (5) days notice shall constitute reasonable notification. You agree to make your records, files and books of account available to us on request, and to allow us to visit your premises during normal business hours to examine such records, files and books of account and to make copies or extracts thereof, and to allow us to conduct such examinations as we deem necessary. In the ordinary course, remittances received from Account Debtors shall be applied as specified by the Account Debtor, and if not specified shall be applied first to the oldest invoices due from such Account Debtor; provided, however, as to any Account Debtor financially unable to pay at the maturity of any Approved Factored Accounts, if we shall have Credit Approved only a portion of the indebtedness due or to become due from such Account Debtor, all remittances, distributions, insolvency dividends, recoveries or other payments thereafter received, whether made in the ordinary course or otherwise, shall be applied first to Approved Factored Accounts and then to the Accounts we did not Credit Approve.

7.           GRANT OF SECURITY INTEREST

Without the necessity of further formality or writing, you hereby transfer, assign and grant to us a lien on and security interest in all of your right, title and interest in and to all of your assets, whether now existing or hereafter acquired, created or arising, including without limitation (unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meaning set forth in the Uniform Commercial Code as adopted and in effect in the State of New York): (a) all Accounts, and any and all Instruments, Documents, Chattel Paper (including Electronic Chattel Paper), General Intangibles (including, without limitation, Payment Intangibles, all federal, state and local income tax refunds, and all other rights to payment), Deposit Accounts, Investment Property, and all forms of obligations owing to you; (b) unpaid seller's rights (including rescission, replevin, reclamation and stopping in transit) relating to the foregoing or arising therefrom; (c) rights, claims, remedies and benefits under all documents, instruments and agreements between you and your customers, and all sums now or hereafter owing to you from your customers, and all collateral and security thereof and all guarantees thereof, and all of your reserves, balances, sums and other property at any time to your credit with us or in our possession; (d) rights to any Goods, including without limitation returned or repossessed Goods; (e) guarantees, collateral, Supporting Obligations and Letter-of-Credit Rights for any of the foregoing; (f) Inventory, Equipment and Fixtures, (g) insurance policies or other rights relating to any of the foregoing; and (h) Cash and Noncash Proceeds of any and all of the foregoing (items (a) through (h) are collectively referred to as the "Collateral" herein).  It is however understood that we shall have no obligation to perform, in any respect, any contracts relating to any Accounts. You agree to comply with all applicable laws to perfect our security interest in the Collateral pledged to us hereunder, and to execute such documents as we may require to effectuate the foregoing and to implement this Agreement. You irrevocably authorize us to file financing statements, and all amendments and continuations with respect thereto, in order to create, perfect or maintain our security interest in the Collateral, and you hereby ratify and confirm any and all financing statements, amendments and continuations with respect thereto heretofore and hereafter filed by us pursuant to the foregoing authorization.  You shall, from time to time and at all reasonable times allow us, by or through any of our officers, agents, attorneys, or accountants, to examine or inspect the Collateral, and obtain (or provide us with) valuations, including, without limitation, aging of all Accounts, and audits of the Collateral, at your expense, wherever located.  You shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as we may require to vest in and assure to us our rights hereunder and in or to the Collateral, and the proceeds thereof.

8.           OBLIGATIONS SECURED

The lien and security interest in the Collateral hereunder, and any lien or security interest that we may have in any of your other assets, collateral or property, shall secure payment and performance of all of your now existing and future indebtedness or “Obligations.”  As used herein, the term "Obligations" shall mean (a) all Advances, loans, indebtedness, liabilities, debit balances, covenants, and duties at any time owed by you to us or to one of our affiliates (whether or not evidenced by any Promissory Note or other Instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, joint or several, now existing or hereafter arising, whether arising under this Agreement, or otherwise, including all Ledger Debt; (b) all interest, commissions, fees, charges, expenses and reasonable attorneys' fees for which you are or hereafter become liable to pay or reimburse to us under this Agreement or any other agreement or by law; and any liability you may at any time have to us as guarantor or surety of the debts of any other person or entity. The term “Ledger Debt” shall mean any and all amounts now or hereafter owing by you on any accounts factored or financed by us for our other clients.  All costs and expenses incurred by us, including reasonable attorneys' fees as provided for in this Agreement, shall become a part of the principal amount of the Obligations and shall be secured by the Collateral. Any reserves or balances to your credit and any other assets, collateral or property of yours in our possession may be held by us as security for any Obligations.

The Obligations shall also include, without limitation, any cost or expense (including reasonable attorneys fees) that we may incur in the negotiation, execution, delivery, performance or enforcement of this Agreement, or in prosecuting or defending any action, suit or proceeding arising out of or in connection with this Agreement or relating to any Collateral, or that may pay on your behalf (including, without limitation, expenses of mailing and for envelopes in sending any invoices to Account Debtors, amounts paid to discharge any liens upon the Collateral, wire transfer charges, bank analysis charges or charges for returned items, public record search fees, filing fees, any taxes or other governmental charges assessed against any Collateral or payable by you in connection with any Account, and any other cost or expense related to this Agreement); provided, however, in no event shall we be obligated to incur or pay any amounts on your behalf.

We may, in our discretion, charge any or all of the Obligations to your Reserve Account at any time and from time to time.

9.           INTEREST

You agree to pay us interest upon the outstanding principal amount of each Advance from the day it is made until it is repaid in full at the variable rate per annum equal to the Prime Rate in effect at the close of business on such day plus an Interest Rate Spread specified in the Term Sheet.  Interest on each Advance shall be computed on a daily basis (calculated on the actual number of days elapsed in a year of 360 days), commencing on the date it is made, and shall be payable monthly in arrears on the last day of each month, commencing with the last day of the month during which the Advance is made. In computing interest hereunder, all checks received by us in payment of Accounts or any of the Obligations shall be credited after allowing the number of Collection Days specified in the Term Sheet for collection from the date of deposit. Notwithstanding anything to the contrary set forth in this Agreement, in no event shall the rate charged hereunder exceed the highest rate permitted under applicable law. In the event, however, that we do receive interest hereunder in excess of the highest rate permissible, you agree that your sole remedy shall be to seek repayment of such excess, and you hereby waive any and all other rights and remedies which may be available to you under law or in equity. All interest shall be payable by you without presentation of a bill and we are authorized to charge same against the Reserve Account. From and after the occurrence of any Event of Default, interest shall accrue on the aggregate outstanding principal amount of Advances at the Post-Default Rate per annum specified in the Term Sheet.

10.           FACTORING FEES AND OTHER CHARGES

For our services hereunder, you will pay us the Factoring Fee specified in the Term Sheet, but in no event less than the Minimum Factoring Fee Per Invoice specified in the Term Sheet. In addition, you will pay us the Extended Terms Fee specified in the Term Sheet for any Factored Accounts whose terms exceed the Maximum Payment Terms specified in the Term Sheet (whether as originally stated or as a result of a change of terms requested by you or the Account Debtor). All factoring fees are due and charged to you upon our purchase of the underlying Account.

The factoring fee on Accounts due from an Account Debtor (or any affiliates or subsidiaries thereof) listed on any schedule issued by us from time to time which refers to this Agreement and is designated a Special Accounts Schedule, shall be equal to the rate set forth above, plus an amount equal to the surcharge set forth on such Special Accounts Schedule for such Account Debtor. The surcharge with respect to any Account shall be due and payable on the date on which the factoring fee for such Account is due and payable, and shall be chargeable to your account.

You agree that, notwithstanding your actual sales volume, you will pay us for each Contract Year (as hereinafter defined) total factoring fees under this Section 10 and total interest charges under Section 9 that are not less than the Minimum Contract Year Factoring Fee specified in the Term Sheet. You further agree that if the aggregate amount of factoring fees and interest payable by you hereunder for any calendar month is less than one-twelfth of the Minimum Contract Year Factoring Fee we may, at our option, charge the difference to your account with us at the end of such month (it being understood that we will make subsequent adjustments if necessary to ensure that you don’t pay us with respect to any Contract Year more than the greater of (a) the total factoring fees payable hereunder for such Contract Year and (b) the Minimum Contract Year Factoring Fee). You will pay any deficiency on demand, but in no event shall the amount charged hereunder exceed the maximum amount allowed under applicable law.  You further agree to pay us a wire transfer fee of in the amount specified in the Term Sheet.

In the event that any representation or warranty made in clause (l) or (m) of Section 4 hereof proves to be incorrect or you fail to comply with any of the Affiliated Company Restrictions, you shall pay us on demand a fee equal to 20% of all outstanding Accounts factored with us hereunder.

11.           COSTS AND EXPENSES

Upon our performance of any collateral monitoring function, any field examination, or other business analysis (“Monitoring”), we shall charge to your account all costs, including without limitation directly billed costs of third Parties, disbursements and expenses incurred by us during such Monitoring.  You shall pay us upon demand the Credit Review Fee specified in the Term Sheet as a onetime charge for each customers you submit to us for credit approval hereunder. In addition, you shall pay us all costs, expenses and liabilities (including without limitation attorneys’ fees and disbursements) incurred by us in connection with: (a) the preparation, execution, delivery, administration and enforcement of this Agreement and any agreement, instrument or document delivered pursuant hereto or in connection herewith (collectively, the “Other Agreements”); (b) any waiver, amendment, supplement, consent or modification hereof or thereof; and (c) the filing or perfection of any security interest in any Collateral or any guaranty of the Obligations.  We shall also be entitled to charge your account for all costs and expenses incurred (including reasonable attorneys’ fees) in connection with: (i) collecting or enforcing payment of any Obligation; (ii) the prosecution or defense of any action or proceeding concerning any matter arising out of or connected with this Agreement, any Other Agreement, any of the Accounts, including, without limitation, effecting collection of Accounts whether by adjustments, litigation or otherwise, and realization upon recovered or returned merchandise and defending successfully in whole or in part any and all actions or proceedings brought by you or any Account Debtor; (iii) obtaining performance of the Obligations under this Agreement or any Other Agreement, including, but not limited to, the enforcement or defense of our security interests, assignments of rights and liens as valid perfected security interests; (iv) any attempt to inspect, verify, protect, collect, sell, liquidate or otherwise dispose of any Collateral; (v) any appraisals or re-appraisals of any Collateral; and (vi) any consultations in connection with any of the foregoing.  In addition to the foregoing, we may charge your account with fees relating to telecopying, wire transfers, special or additional reports and other services at such rates as we charge our other clients from time to time.  All such costs and expenses shall be payable on demand, may be charged to your account, shall constitute Obligations hereunder and shall be secured by the Collateral.

12.           TERM AND TERMINATION

The term of this Agreement shall begin as of the effective date hereof and continue for the number of months specified in the Term Sheet and thereafter shall be automatically renewed from year to year (each twelve-month period commencing on the effective date hereof or any anniversary of such date herein referred to as a “Contract Year”) unless it is terminated as of the end of the first Contract Year or any Contract Year thereafter by you giving us not less than sixty (60) days’ prior written notice of termination prior to the end of any Contract Year. We may terminate this Agreement at any time upon sixty (60) days’ prior written notice to you. Notwithstanding the foregoing, we shall have the right to terminate this Agreement at any time without notice if you become insolvent or unable to meet your debts as they mature, fail, close, suspend your operations or go out of business, commit an act of bankruptcy, file or become the subject of a petition under title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. (the “Bankruptcy Code”) or any law permitting the appointment of a receiver, liquidator, conservator, or similar functionary for you or any affiliate, breach or become in default of any of your representations or warranties to us or any term or provision of this Agreement or any of your other agreements with us (or our parent, subsidiaries or affiliates), or any Obligation. Our respective rights and Obligations arising out of transactions having their inception prior to the termination date shall not be affected by any termination or notice thereof.  From and after the effective date of termination, all amounts charged or chargeable to you hereunder, and all your Obligations to us, shall become immediately due and payable without further notice or demand. In the event you elect to terminate this Agreement as of any date other than the last day of a Contract Year, you will be responsible for and pay to us, and we may charge to you, the greater of (i) fifty percent (50%) percent of the average monthly Factoring Fee for the three (3) month periods prior to the date of such termination multiplied by the remaining month periods in the Contract Year or any portion thereof or (ii) two (2) times the Minimum Contract Year Factoring Fee.

All of our rights, liens and security interests hereunder continue and remain in full force and effect after any termination of this Agreement and pending a final accounting, we may withhold any balances in your Reserve Account unless we are supplied with an indemnity satisfactory to us to cover all Obligations. All of such rights, liens and security interests hereunder shall be reinstated if any payment in respect of any of the Pledged Accounts is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by us for any reason, including without limitation by reason of the insolvency, bankruptcy or reorganization of you, any Account Debtor or any other person or entity.  You agree to continue to assign Accounts to us and to remit to us all collections on Accounts which you may receive until all Obligations have been paid in full or we have been supplied with an indemnity satisfactory to us to cover all Obligations.

13.           EVENTS OF DEFAULT AND REMEDIES UPON DEFAULT

It is an "Event of Default" under this Agreement if: (a) your business ceases or a meeting of your creditors is called; (b) any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeding is commenced by or against you under any federal or state law; (c) you breach any representation, warranty or covenant contained in this Agreement; or (d) you fail to pay any Obligation when due.

After the occurrence of an Event of Default which is not waived by us, in a dated, signed writing, we may terminate this Agreement without notice to you. We may remove from any premises where same may be located any and all documents, instruments, files and records, and any receptacles or cabinets containing same, relating to the Accounts, or we may use (at your expense) such of your personnel, supplies or space at your place of business or otherwise, as may be necessary to administer and control the Accounts or to handle the collection and realization thereon.

Further, in any such event, we may without advertisement, sell, assign and deliver the Accounts and any goods or other property held by us, for your account, at public or private sale, for cash, on credit or otherwise at our sole option and discretion, and we may bid or become purchasers at any such sale, free from any right of redemption which is hereby expressly waived by you. (If notice of intended disposition of any such collateral or goods is required by law, five (5) days notice shall constitute reasonable notification.) The net cash proceeds resulting from the exercise of any of the foregoing rights, after deducting all charges, costs and expenses (including reasonable attorneys' fees) shall be applied by us to the payment of your Obligations to us, whether due or to become due in such order as we may elect and you shall remain liable to us for any deficiencies.

14.           REMEDIES

Upon the occurrence of any Event of Default, we shall have the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all Collateral in which we have a security interest, such rights and remedies being in addition to all of our rights and remedies provided herein.

To the extent that the automatic stay under Bankruptcy Code § 362(a) may apply, or any other stay or injunction may apply under the Bankruptcy Code, you hereby consent to their modification and vacatur to permit us to exercise our rights and remedies.

15.           NOTICES

All notices, requests and demands to or upon a party hereto shall be in writing and shall be sent by certified or registered mail, return receipt requested, personal delivery against receipt or by telecopier or other facsimile transmission and shall be deemed to be have been validly served, given or delivered when delivered against receipt or three (3) business days after deposit in the U.S. mail, certified mail with postage prepaid, or, in the case of facsimile transmission, when received (if on a business day and, if not received on a business day, then on the next business day after receipt) at the office where the noticed party's telecopier is located, in each case addressed to the noticed party as set forth below:
(a)	If to Harborcove:	Harborcove Fund I, LP
183 Madison Avenue, Suite 1718
New York, New York 10016
Attention: Account Executive
Facsimile: 866-631-1426
Email: sck@harborcovefinacial.com

(b)	If to the Client:	Grove Power, Inc.
1900 NW 84th Ave.
Doral, FL 33126
Attention: James J. Fahrner, CFO
Facsimile: 248-446-0407
Email: jfahrner@titanenergy.com

Any addressee may alter the address to which communications are to be sent by giving notice of such change of address in conformity with the provisions of this paragraph.  Any written notice, request or demand that is not sent in conformity with the provisions of this paragraph shall nevertheless be effective on the date that such notice is actually received by the noticed party.

16.           MISCELLANEOUS:

(a)           The Client agrees to indemnify, defend and hold harmless Harborcove (including its officers, directors, employees, partners and agents) from and against any claims, demands, losses, actions, causes of action or damages (including legal fees and court costs) incurred by or asserted against Harborcove arising out of or related to this Agreement, or Harborcove’s performance of its duties or the exercise of its rights or remedies under this Agreement, or the Client’s failure to observe, perform or discharge any of its duties under this Agreement. If we for any reason cease to act as your factor, you shall furnish us with indemnity satisfactory to us against any items or claims that could be charged to you under the terms of this Agreement, and until you have furnished such indemnity to us, we shall retain our security interest in any and all Collateral and any balance standing to your credit may be held by us without interest until a final accounting is rendered.  The foregoing indemnities shall survive any termination of this Agreement and final payment of the Obligations.

(b)     In the event a sales or excise tax is levied by State or Federal authorities, in such form that we are required to pay a tax on sales represented by any Account purchased hereunder, you agree to reimburse us for the full amount of taxes payable and agree that all such amounts may be charged to your account.

(c)           Failure at any time to insist upon performance of any term or provision of this Agreement shall not be deemed a waiver of any right reserved to us, and the waiver of one provision shall not be deemed to be a waiver of any other provision.

(d)           This Agreement is our complete and final agreement with respect to the matters set forth herein, reflects our mutual understanding, supersedes any prior agreement or understanding between us with respect to the subject matter hereof, and may not be modified or amended orally. You acknowledge that, but for the promises and representations expressly contained in this Agreement, no other promise or representation of any kind has been made to you to induce you to execute this Agreement. Furthermore, you acknowledge that if any such promise or representation has been made, you have not relied upon it in deciding to enter into this Agreement.

(e)           This Agreement is deemed made in the State of New York and shall be governed, interpreted, and construed in accordance with the laws of the State of New York. No modification, amendment, waiver, or discharge of this Agreement shall be binding upon us unless in writing and signed by us. To the extent permitted by applicable law, we each hereby waive any right to a trial by jury in any action or proceeding arising directly or indirectly out of this Agreement, or any other agreement or transaction between us or to which we are parties. In addition, in the event we are sued by any other party for any claim or cause of action related to or arising under this Agreement or the factoring relationship, or we are required to defend any suit regarding any duty we are alleged to have breached, whether in the form of a contract duty, tort or otherwise, you agree that if we prevail at trial or on appeal you shall be obligated to reimburse us for all of the reasonable attorneys' fees we incur. You also agree that we may charge and/or set off against your account all such fees and expenses as such fees or expenses are incurred.  Our books and records shall be admissible as prima facie evidence of the status of the accounts between us. This Agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns, but you may not assign this Agreement or any of your rights hereunder without our prior written consent.

(f)           You shall provide us with such documentation and other information about you and your affiliates as we may require from time to time, including without limitation any information that may be required by any entity we may retain to service the Accounts or to which we may sell, assign, transfer and/or re-factor Accounts to comply with any applicable “know your customer” and anti-money laundering rules and regulations.

(g)           You acknowledge that there is no, and you will not seek or attempt to establish any, fiduciary relationship between us and you, and you waive any right to assert, now or in the future, the existence or creation of any such fiduciary relationship.

(h)           You shall fully complete and execute, as taxpayer, prior to or immediately upon the execution of this Agreement, a form 8821 (Rev. April 2004) and/or 2848 (Rev. March 2004) and a form 4506-T issued by the Department of the Treasury, Internal Revenue Service or such other forms as we may request, irrevocably authorizing us to inspect or receive tax information relating to any type of tax, tax form, years or periods or otherwise desired by us on an ongoing basis.

(i)           In order to facilitate the payment of the Obligations, you hereby authorize us to initiate electronic debit or credit entries through the ACH system to any deposit account you maintain with any financial institution.

If the foregoing is in accordance with your understanding, please so indicate by signing and returning to us the original and one copy of this Agreement. This Agreement shall take effect as of the date set forth above after being accepted below by one of our officers, after which, we shall forward your copy to you with signatures completed for your files.

Very truly yours,	The foregoing is acknowledged, accepted and agreed to:

HARBORCOVE FUND I, LP	GROVE POWER, INC.

By:	By:

Printed Name:	Printed Name:

Title:	Title:

Term Sheet for Factoring Facility
extended by
HARBOCOVE FUND I, LP
to
GROVE POWER, INC.

Maximum Account Debtor Concentration:

50% of all the Factored Accounts

Charge-Back Date:

With respect to any Account, the earlier of 90 days from the date of the invoice that gave rise to such Account or 45 days from the due date of such invoice.

Misdirected Payment Fee:

15 % of the misdirected remittance if it was an involuntary misdirection of payment or 50 % if it was an intentional misdirected payment caused by seller

Client’s State of Organization:

Florida

Financial Statements Required:

Quarterly unaudited financial statements within 45 days of the end of each fiscal quarter.
Annual audited financial statements within 90 days of the end of each fiscal year.

Advance Rate(s):

85% of the invoice value of each Account factored with us, net of retainage

Maximum Availability:

$500,000

Interest Rate Spread:

4.5% per annum

Collection Days:

3 business days

Post-Default Rate:

20% per annum

Factoring Fee

1.70% of the gross face amount of each Account factored with us (including retainage) for the 30-day period following the invoice date (or any portion thereof) and 0.0567 % of the gross face amount of such Account (including retainage) for each subsequent day (or any portion thereof).

Minimum Factoring Fee Per Invoice:

$5.00

Extended Terms Fee:

1% for each 10-day period (or portion thereof) beyond the Maximum Payment Terms.

Maximum Payment Terms:

60 days

Minimum Contract Year Factoring Fee:

$20,000

Wire Transfer Fee:

$15 per transfer

Credit Review Fee:

$15 for each customer that is not covered by the Factor’s credit insurance policy
$40 for each customer that is covered by the Factor’s credit insurance policy

Term:

12 months

HARBORCOVE FUND I, LP

By:
Name:
Title:

GROVE POWER, INC.

By:
Name:
Title: